UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 10, 2008

HAGUE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-146533	20-8195578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1865 Portage Ave., Winnipeg, Manitoba, R3J OH2
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 204-951-1544

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2008, the Hague Corporation (the “Company”) (OTCBB: HBUE), a publicly traded Nevada corporation, announced in a press release as attached as Exhibit 99.1, that Solterra Renewable Technologies, Inc. (“Solterra”) has concluded the worldwide exclusive license with the William Marsh Rice University for intellectual property which includes the “Synthesis of Uniform Nanoparticle Shares with High Selectivity”.  The licensing agreement field of use broadly covers the manufacture and sale of photovoltaic cells and the manufacture and sales of quantum dots for electronic and medical applications.

Item 9.01                Financial Statements and Exhibits

Exhibit 99.1	Press Release Issued by the Company on October 10, 2008

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGUE CORP.

DATED: October 10, 2008	By:	/s/ Greg Chapman
Greg Chapman
Chief Executive Officer (Principal Executive Officer)
Chief Financial Officer (Principal Accounting Officer)